UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
___________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
___________

Date of Report (Date of earliest event reported):  July 2, 2010
___________

Conn’s, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50421 (Commission File Number)	06-1672840 (IRS Employer Identification No.)

3295 College Street Beaumont, Texas (Address of principal executive offices)	77701 (Zip Code)

Registrant’s telephone number, including area code:  (409) 832-1696
___________

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

Effective July 2, 2010, Conn Funding II, L.P., our variable interest entity, as Issuer, entered into a Fifth Supplemental Indenture with Wells Fargo Bank, National Association, as Trustee, amending that certain Base Indenture, dated as of September 1, 2002, as amended and supplemented from time to time, between Trustee and Issuer, containing the terms of certain asset-backed notes, referred to as the Asset-Backed Notes. The Fifth Supplemental Indenture provides for the redemption of the Asset-Backed Notes conditioned upon the sale of the receivables held by the Issuer and for the waiver of certain notice requirements. A copy of the Fifth Supplemental Indenture is attached hereto as Exhibit 99.1 and is incorporate by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are filed with this report:

Exhibits	Description
99.1	Fifth Supplemental Indenture

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONN'S, INC.

Date:	July 7, 2010	By:	/s/ Michael J. Poppe
		Name:	Michael J. Poppe
		Title:	Executive Vice President and Chief Financial Officer